Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2017

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to our post-acquisition integration of The Chubb Corporation.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1 - 2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results - Consecutive Quarters	4
	- Catastrophe Losses	5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8 - 11

III.	Global P&C Results
	- Global P&C Underwriting Results - Consecutive Quarters	12

IV.	Segment Results
	- North America Commercial P&C Insurance	13
	- North America Personal P&C Insurance	14
	- North America Agricultural Insurance	15
	- Overseas General Insurance	16 - 17
	- Global Reinsurance	18
	- Life Insurance	19
	- Corporate	20

V.	Balance Sheet Details
	- Loss Reserve Rollforward	21
	- Reinsurance Recoverable Analysis	22
	- Investment Portfolio	23 - 26
	- Net Realized and Unrealized Gains (Losses)	27 - 28
	- Debt and Capital	29
	- Computation of Basic and Diluted Earnings Per Share	30
	- Book Value and Book Value per Common Share	31

VI.	Other Disclosures
	- Non-GAAP Financial Measures	32 - 37
	- Glossary	38

Note: The results herein are presented on an as-reported basis unless otherwise indicated.

For comparison purposes, key 2016 “As If” results, which include the results of operations of The Chubb Corporation (Chubb Corp) for the first 14 days of January 2016 prior to the acquisition closing date and exclude purchase accounting adjustments in underwriting income, are also included within the as-reported pages. These results are calculated on the same basis as presented in prior reports, are unaudited and are provided for informational purposes only. For more detailed 2016 results presented on an “As If” basis, refer to the Chubb Limited Financial Supplement for the quarter and year ended December 31, 2016.

Chubb Limited

Consolidated Financial Highlights - Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

	Three months ended September 30		% Change 3Q-17 vs.	Constant $	Constant $ % Change 3Q-17 vs.
	2017	2016	3Q-16	2016	3Q-16
Gross premiums written	$9,710	$9,483	2.4%	$9,478	2.5%
Net premiums written	$7,902	$7,573	4.3%	$7,571	4.3%
P&C net premiums written	$7,363	$7,041	4.6%	$7,039	4.6%
Global P&C net premiums written	$6,437	$6,192	4.0%	$6,189	4.0%
Net premiums earned	$7,807	$7,688	1.5%	$7,698	1.4%
Net investment income	$813	$739	9.8%	$739	9.8%
Adjusted net investment income	$893	$830	7.5%	$830	7.5%
Operating income (loss)	$(60)	$1,356	NM	$1,364	NM
Net income (loss)	$(70)	$1,360	NM
Operating cash flow	$1,771	$1,684

P&C combined ratio
Loss and loss expense ratio	83.4%	57.0%
Underwriting and administrative expense ratio	27.4%	29.0%

Combined ratio	110.8%	86.0%

P&C combined ratio - ex Cats and PPD
Loss and loss expense ratio - ex Cats and PPD	61.3%	60.0%
Underwriting and administrative expense ratio - ex Cats and PPD	27.2%	28.9%

Combined ratio excluding catastrophe losses and PPD	88.5%	88.9%

Operating return on equity (ROE)	-0.5%	12.0%
ROE	-0.6%	11.4%

Operating effective tax rate	50.9%	18.4%
Effective tax rate	54.7%	17.0%

Diluted earnings per share
Operating income (loss) (1)	$(0.13)	$2.88	NM
Net income (loss) (1)	$(0.15)	$2.88	NM

Weighted average basic common shares outstanding	466.4	468.0
Weighted average diluted common shares outstanding (1)	466.4	471.4

(1)	For the three months ended September 30, 2017, weighted-average shares outstanding used in calculating net loss and operating loss per share excludes the effect of dilutive securities of 3,820,673 shares. In periods where a net loss or operating loss is recognized, inclusion of incremental dilution is antidilutive.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights - Year to Date

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

						As If
	Nine months ended September 30		% Change YTD-17 vs	Constant $	Constant $ % Change YTD-17 vs	YTD	% Change YTD-17 vs	Constant $	Constant $ % Change YTD-17 vs
	2017	2016	YTD-16	2016	YTD-16	2016	YTD-16	2016	YTD-16
Gross premiums written	$27,416	$26,146	4.9%	$26,074	5.1%	$27,078	1.2%	$27,007	1.5%
Net premiums written	$22,193	$21,207	4.7%	$21,141	5.0%	$22,062	0.6%	$21,996	0.9%
P&C net premiums written	$20,607	$19,632	5.0%	$19,561	5.3%	$20,486	0.6%	$20,415	0.9%
Global P&C net premiums written	$19,217	$18,344	4.8%	$18,273	5.2%	$19,198	0.1%	$19,126	0.5%
Net premiums earned	$21,816	$21,690	0.6%	$21,662	0.7%
Net investment income	$2,328	$2,121	9.7%	$2,113	10.1%
Adjusted net investment income	$2,584	$2,413	7.0%	$2,405	7.4%
Operating income	$2,295	$3,433	-33.2%	$3,434	-33.2%
Net income	$2,328	$2,525	-7.8%
Operating cash flow	$3,411	$3,837

P&C combined ratio
Loss and loss expense ratio	67.3%	58.0%				58.0%
Underwriting and administrative expense ratio	28.7%	31.0%				30.2%

Combined ratio	96.0%	89.0%				88.2%

P&C combined ratio - ex Cats and PPD
Loss and loss expense ratio - ex Cats and PPD	59.4%	58.7%
Underwriting and administrative expense ratio - ex Cats and PPD	28.6%	30.8%

Combined ratio excluding catastrophe losses and PPD	88.0%	89.5%

Operating return on equity (ROE)	6.4%	10.4%
ROE	6.3%	7.4%

Operating effective tax rate	13.3%	17.3%
Effective tax rate	9.4%	18.1%

Diluted earnings per share
Operating income	$4.87	$7.40	-34.2%
Net income	$4.94	$5.44	-9.2%

Full nine months diluted earnings per share (1)
Operating income		$7.42
Net income		$5.49

			December 31 2016	% Change 3Q-17 vs 4Q-16
Book value per common share	$108.74		$103.60	5.0%
Book value per common share excluding foreign currency (2)	$106.79		$103.60	3.1%

Tangible book value per common share	$65.06		$60.64	7.3%
Tangible book value per common share excluding foreign currency (2)	$64.07		$60.64	5.7%

Weighted average basic common shares outstanding	467.7	460.6
Weighted average diluted common shares outstanding	471.6	464.1

Total hybrid & financial debt/capitalization	20.4%	21.7%	21.8%

(1)	Full nine months diluted earnings per share includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.
(2)	For 2017, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.

Financial Highlights - YTD	Page 2

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
Consolidated Statements of Operations

Gross premiums written	$9,710	$9,305	$8,401	$8,837	$9,483	$27,416	$26,146	$34,983
Net premiums written	7,902	7,581	6,710	6,938	7,573	22,193	21,207	28,145
Net premiums earned	7,807	7,237	6,772	7,059	7,688	21,816	21,690	28,749
(1) Adjusted losses and loss expenses	6,252	4,148	3,789	3,884	4,266	14,189	12,196	16,080
Realized (gains) losses on crop derivatives	5	2	—	6	(3)	7	(1)	5
Pension curtailment benefit	—	—	—	(23)	—	—	—	(23)

Losses and loss expenses	6,247	4,146	3,789	3,855	4,269	14,182	12,197	16,052
Policy benefits	169	163	168	161	155	500	427	588
Policy acquisition costs	1,488	1,449	1,397	1,417	1,514	4,334	4,487	5,904
(2) Adjusted administrative expenses	714	706	676	798	772	2,096	2,373	3,171
Pension curtailment benefit	—	—	—	(90)	—	—	—	(90)

Administrative expenses	714	706	676	708	772	2,096	2,373	3,081
(3) Adjusted net investment income	893	855	836	845	830	2,584	2,413	3,258
Amortization expense of fair value adjustment on acquired invested assets	(80)	(85)	(91)	(101)	(91)	(256)	(292)	(393)

Net investment income	813	770	745	744	739	2,328	2,121	2,865
(4) Adjusted realized gains (losses)	(5)	103	(7)	371	97	91	(511)	(140)
Realized gains (losses) on crop derivatives	(5)	(2)	—	(6)	3	(7)	1	(5)

Net realized gains (losses)	(10)	101	(7)	365	100	84	(510)	(145)
(5) Adjusted interest expense	162	160	166	167	164	488	479	646
Interest expense related to pre-acquisition debt	—	—	—	—	—	—	7	7
Amortization benefit of fair value adjustment on acquired long term debt	(12)	(13)	(12)	(13)	(12)	(37)	(35)	(48)

Interest expense	150	147	154	154	152	451	451	605
Gains (losses) from fair value changes in separate account assets	24	16	30	(11)	22	70	22	11
Net realized gains (losses) related to unconsolidated entities	89	143	52	162	72	284	65	227
Other income (expense) - operating	5	(14)	(12)	(21)	(3)	(21)	5	(16)

Other income (expense)	118	145	70	130	91	333	92	222
Amortization expense of purchased intangibles	65	65	64	3	4	194	16	19
Chubb integration expenses	50	72	111	131	115	233	361	492
Income tax expense (benefit)	(85)	200	128	259	277	243	556	815

Net income (loss)	$(70)	$1,305	$1,093	$1,610	$1,360	$2,328	$2,525	$4,135

(1)	Adjusted losses and loss expenses used throughout this report exclude a portion of the one-time pension curtailment benefit, recorded in Corporate, and include realized gains and losses on crop derivatives.
(2)	Adjusted administrative expenses used throughout this report exclude a portion of the one-time pension curtailment benefit.
(3)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
Chubb Limited P&C Underwriting Results

P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,142	$8,748	$7,851	$8,260	$8,921	$25,741	$24,481	$32,741
Net premiums written	7,363	7,058	6,186	6,389	7,041	20,607	19,632	26,021
Net premiums earned	7,280	6,722	6,266	6,525	7,176	20,268	20,169	26,694
Adjusted losses and loss expenses	6,071	3,966	3,596	3,719	4,092	13,633	11,698	15,417
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,356	1,319	1,283	1,150	1,067	3,958	2,686	3,836
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	144	320	—	1,415	1,559
Adjusted administrative expenses	637	629	604	717	695	1,870	2,147	2,864

P&C Underwriting income (loss)	$(784)	$808	$783	$795	$1,002	$807	$2,223	$3,018

P&C Underwriting income - As If				$812	$1,041		$2,436	$3,248

% Change versus prior year period
Net premiums written	4.6%	-0.8%	12.9%	76.1%	67.0%	5.0%	62.4%	65.6%
Net premiums earned	1.5%	-2.5%	2.7%	76.3%	69.3%	0.5%	74.4%	74.8%
Net premiums written constant $	4.6%	-0.2%	13.4%	77.1%	68.8%	5.3%	66.6%	69.1%
Net premiums earned constant $	1.3%	-2.0%	2.8%	77.1%	71.0%	0.7%	78.6%	78.2%

% Change versus prior year period - As If *
Net premiums written	4.6%	-0.8%	-2.3%	-4.2%	-4.5%	0.6%	-5.4%	-5.1%
Net premiums written constant $	4.6%	-0.2%	-1.9%	-3.5%	-3.4%	0.9%	-3.2%	-3.3%
Net premiums written constant $ excluding merger-related underwriting actions, accounting policy alignment, and one-time UPR transfer in 2016 (1)	4.0%	2.6%	2.2%	-0.4%	1.1%	3.0%	-1.2%	-1.0%

P&C combined ratio
Loss and loss expense ratio	83.4%	59.0%	57.4%	57.0%	57.0%	67.3%	58.0%	57.8%
Policy acquisition cost ratio	18.6%	19.6%	20.5%	19.8%	19.3%	19.5%	20.3%	20.2%
Administrative expense ratio	8.8%	9.4%	9.6%	11.0%	9.7%	9.2%	10.7%	10.7%

Combined ratio	110.8%	88.0%	87.5%	87.8%	86.0%	96.0%	89.0%	88.7%

Combined ratio excluding catastrophe losses and PPD	88.5%	87.5%	88.0%	87.4%	88.9%	88.0%	89.5%	89.0%
P&C Combined ratio - As If
Loss and loss expense ratio - As If				57.0%	57.0%		58.0%	57.7%
Policy acquisition cost ratio - As If				19.6%	18.8%		19.4%	19.5%
Administrative expense ratio - As If				11.0%	9.7%		10.8%	10.8%

Combined ratio - As If				87.6%	85.5%		88.2%	88.0%

Combined ratio excluding catastrophe losses and PPD - As If				87.1%	88.4%		88.7%	88.3%

Other ratios
Net premiums written/gross premiums written	81%	81%	79%	77%	79%	80%	80%	79%

P&C expense ratio	27.4%	29.0%	30.1%	30.8%	29.0%	28.7%	31.0%	30.9%
P&C expense ratio excluding A&H	25.1%	27.1%	28.0%	28.8%	27.0%	26.6%	29.1%	29.0%

Catastrophe reinstatement premiums collected - pre-tax	$22	$—	$—	$1	$—	$22	$6	$7
Catastrophe losses - pre-tax	$1,915	$200	$206	$269	$144	$2,321	$798	$1,067
Favorable prior period development (PPD) - pre-tax	$(270)	$(170)	$(231)	$(238)	$(349)	$(671)	$(897)	$(1,135)
Loss and loss expense ratio excluding catastrophe losses and PPD	61.3%	58.6%	58.1%	56.4%	60.0%	59.4%	58.7%	58.1%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $87 million in Q3 2017 and $472 million for YTD 2017, and by accounting policy alignment of $73 million for YTD 2017. In addition, Q3 2016 and YTD 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in the prior year.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Note: See Glossary on page 38 for further information on the calculation of the components of combined ratios.

P&C Results	Page 4

Chubb Limited

Segments results - Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

						Total		Total
	North	North	North			Consolidated	Reinstatement	Consolidated
	America	America	America	Overseas		Excluding	premiums	including
	Commercial P&C	Personal P&C	Agricultural	General	Global	Reinstatement	collected	Reinstatement
	Insurance	Insurance	Insurance	Insurance	Reinsurance	premiums	(expensed)	premiums
Chubb Limited Catastrophe Loss Charges - Q3 2017

Catastrophe Loss Charges by Event - Gross
Hurricane Harvey	$547	$250	$1	$140	$50	$988
Hurricane Irma	618	214	2	120	325	1,279
Hurricane Maria	—	—	—	500	59	559
Mexico Earthquakes	—	—	—	40	—	40
Other	38	44	2	24	10	118

Total	$1,203	$508	$5	$824	$444	$2,984

Catastrophe Loss Charges by Event - Net
Hurricane Harvey	$366	$200	$1	$40	$48	$655	$5	$650
Hurricane Irma	464	206	2	90	159	921	30	891
Hurricane Maria	—	—	—	152	55	207	(13)	220
Mexico Earthquakes	—	—	—	25	—	25	—	25
Other	38	42	2	19	6	107	—	107

Total	$868	$448	$5	$326	$268	$1,915

Reinstatement premiums collected (expensed)	(3)	(3)	—	(9)	37		$22

Total impact before income tax	$871	$451	$5	$335	$231			$1,893

Income tax benefit								368

Total impact after income tax								$1,525

Note: The above table represents initial catastrophe losses estimated based on modeled information, underwriter analysis, preliminary assessments, and an analysis of exposed limits within each region. These estimates, as well as the allocation of these losses by segment, may change as additional information emerges.

At this time there is the potential that approximately $20 million of net catastrophe losses associated with hurricane Maria may be re-allocated from Overseas General Insurance segment to North America Commercial P&C Insurance segment as further claim detail are reported. There would be no impact to consolidated net losses from such a re-allocation.

Catastrophe Losses	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30	June 30	March 31	December 31
	2017	2017	2017	2016
Assets
Fixed maturities available for sale, at fair value	$83,686	$81,645	$80,806	$80,115
Fixed maturities held to maturity, at amortized cost	10,160	10,371	10,519	10,644
Equity securities, at fair value	910	856	835	814
Short-term investments, at fair value	2,991	2,651	2,780	3,002
Other investments	4,677	4,685	4,551	4,519

Total investments	102,424	100,208	99,491	99,094

Cash	1,088	1,297	1,063	985
Securities lending collateral	1,757	1,545	1,071	1,092
Insurance and reinsurance balances receivable	9,551	9,662	8,880	8,970
Reinsurance recoverable on losses and loss expenses	14,799	13,358	13,769	13,577
Deferred policy acquisition costs	4,691	4,546	4,406	4,314
Value of business acquired	339	337	345	355
Prepaid reinsurance premiums	2,506	2,592	2,549	2,448
Goodwill and other intangible assets	22,265	22,013	22,061	22,095
Investments in partially-owned insurance companies	652	662	666	666
Other assets	7,347	6,768	6,666	6,190

Total assets	$167,419	$162,988	$160,967	$159,786

Liabilities
Unpaid losses and loss expenses	$64,153	$60,394	$60,579	$60,540
Unearned premiums	15,456	15,289	14,857	14,779
Future policy benefits	5,307	5,190	5,086	5,036
Insurance and reinsurance balances payable	5,827	5,841	5,797	5,637
Securities lending payable	1,757	1,546	1,072	1,093
Accounts payable, accrued expenses, and other liabilities	10,422	10,360	10,477	10,020
Deferred tax liabilities	1,139	1,122	967	988
Short-term debt	1,020	922	300	500
Long-term debt	11,559	11,667	12,300	12,610
Trust preferred securities	308	308	308	308

Total liabilities	116,948	112,639	111,743	111,511

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	49,402	49,979	49,224	48,589
Accumulated other comprehensive income (loss) (AOCI)	1,069	370	—	(314)

Total shareholders’ equity	50,471	50,349	49,224	48,275

Total liabilities and shareholders’ equity	$167,419	$162,988	$160,967	$159,786

Book value per common share	$108.74	$108.19	$105.35	$103.60
% change over prior quarter	0.5%	2.7%	1.7%	-0.3%
Tangible book value per common share	$65.06	$65.23	$62.52	$60.64
% change over prior quarter	-0.3%	4.3%	3.1%	0.6%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

									C$ % Change
									As If ex
				C$ % Change ex					Merger Actions,
				Merger Actions					Acct Policy
				& one-time UPR					& one-time UPR
			% Change	Transfer (1)			% Change	As If	Transfer (1)
			3Q-17 vs.	3Q-17 vs.	YTD	YTD	YTD-17 vs	YTD	YTD-17 vs
	3Q-17	3Q-16	3Q-16	3Q-16	2017	2016	YTD-16	2016	YTD-16
Net premiums written

Commercial multiple peril (2)	$233	$228	2.2%	1.8%	$661	$596	10.9%	$676	-1.6%
Commercial casualty	992	966	2.7%	4.9%	2,680	2,502	7.1%	2,620	5.3%
Workers’ compensation	470	471	-0.2%	4.5%	1,536	1,467	4.7%	1,606	-0.4%
Professional liability	906	947	-4.3%	-4.4%	2,600	2,552	1.9%	2,688	-1.5%
Surety	158	158	0.0%	0.6%	461	441	4.5%	450	3.6%
Property and other short-tail lines	888	905	-1.9%	-0.4%	2,974	2,935	1.3%	3,072	0.4%
International other casualty	237	239	-0.8%	-1.3%	801	771	3.9%	827	2.0%

Total Commercial P&C (1)	3,884	3,914	-0.8%	0.6%	11,713	11,264	4.0%	11,939	1.0%

Agriculture	926	849	9.0%	9.0%	1,390	1,288	7.9%	1,288	7.9%

Personal automobile - North America	204	188	8.5%	8.5%	578	520	11.2%	534	8.2%
Personal automobile - International	195	154	26.6%	30.7%	569	499	14.0%	499	17.1%
Personal homeowners	877	712	23.2%	4.4%	2,499	2,281	9.6%	2,347	6.0%
Personal other	355	367	-3.3%	0.5%	1,080	1,048	3.1%	1,088	6.5%

Total Personal lines (1)	1,631	1,421	14.8%	6.6%	4,726	4,348	8.7%	4,468	7.6%

Total Property and Casualty lines	6,441	6,184	4.2%	3.2%	17,829	16,900	5.5%	17,695	3.2%
Global A&H lines (1) (3)	1,014	990	2.4%	3.7%	3,033	2,955	2.6%	2,994	2.4%
Reinsurance lines (1)	191	131	47.1%	47.9%	580	562	3.3%	582	2.6%
Life (1)	256	268	-4.5%	-1.1%	751	790	-4.9%	791	-1.5%

Total consolidated	$7,902	$7,573	4.3%	3.9%	$22,193	$21,207	4.7%	$22,062	2.9%

(1)	Q3 2017 and YTD 2017 include the adverse impact of merger-related underwriting actions, respectively, as follows: Commercial P&C $52 million and $233 million; Personal lines $22 million and $197 million; Global A&H lines $13 million and $32 million; Reinsurance lines $nil and $10 million; and Life $9 million and $33 million. YTD 2017 also include the adverse impact of accounting policy alignment as follows: Commercial P&C $66 million, Personal lines $6 million and Global A&H lines $1 million. In addition, Q3 2016 and YTD 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in the prior year.
(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 7

Chubb Limited

Consolidated Results - Three months ended September 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Q3 2017

Net premiums written	$3,089	$1,194	$926	$1,963	$191	$—	$7,363	$539	$7,902
Net premiums earned	3,016	1,117	898	2,064	185	—	7,280	527	7,807
Adjusted losses and loss expenses	2,580	1,062	764	1,281	295	89	6,071	181	6,252
Policy benefits	—	—	—	—	—	—	—	169	169
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(24)	(24)
Policy acquisition costs	469	226	49	569	43	—	1,356	132	1,488
Administrative expenses	256	61	(1)	246	11	64	637	77	714

Underwriting income (loss)	(289)	(232)	86	(32)	(164)	(153)	(784)	(8)	(792)

Adjusted net investment income	497	57	6	164	80	11	815	78	893
Other income (expense) - operating (1)	4	(1)	—	10	3	(6)	10	(5)	5
Amortization expense of purchased intangibles	—	(4)	(8)	(11)	—	(41)	(64)	(1)	(65)

Segment income (loss)	$212	$(180)	$84	$131	$(81)	$(189)	$(23)	$64	$41

Adjusted interest expense						(162)			(162)
Income tax benefit						61			61

Operating loss						(290)			(60)
Chubb integration expenses, net of $14 million tax benefit						(36)			(36)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $18 million tax benefit (2)						(50)			(50)
Adjusted net realized gains (losses), net of $8 million tax (3)						76			76

Net loss						$(300)			$(70)

Combined ratio	109.6%	120.8%	90.4%	101.6%	187.4%		110.8%
Combined ratio excluding catastrophe losses and PPD	88.7%	77.5%	90.3%	90.6%	82.2%		88.5%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2017	Page 8

Chubb Limited

Consolidated Results - Nine months ended September 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
YTD 2017

Net premiums written	$9,035	$3,433	$1,390	$6,169	$580	$—	$20,607	$1,586	$22,193
Net premiums earned	9,156	3,296	1,256	6,018	542	—	20,268	1,548	21,816
Adjusted losses and loss expenses	6,376	2,378	983	3,316	435	145	13,633	556	14,189
Policy benefits	—	—	—	—	—	—	—	500	500
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(70)	(70)
Policy acquisition costs	1,420	673	75	1,653	137	—	3,958	376	4,334
Administrative expenses	728	192	(4)	734	33	187	1,870	226	2,096

Underwriting income (loss)	632	53	202	315	(63)	(332)	807	(40)	767

Adjusted net investment income	1,465	168	18	460	207	36	2,354	230	2,584
Other income (expense) - operating (1)	4	(3)	(1)	14	2	(27)	(11)	(10)	(21)
Amortization expense of purchased intangibles	—	(12)	(22)	(33)	—	(125)	(192)	(2)	(194)

Segment income (loss)	$2,101	$206	$197	$756	$146	$(448)	$2,958	$178	$3,136

Adjusted interest expense						(488)			(488)
Income tax expense						(353)			(353)

Operating income (loss)						(1,289)			2,295
Chubb integration expenses, net of $73 million tax benefit						(160)			(160)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $62 million tax benefit (2)						(157)			(157)
Adjusted net realized gains (losses), net of $25 million tax (3)						350			350

Net income (loss)						$(1,256)			$2,328

Combined ratio	93.1%	98.4%	83.9%	94.8%	111.5%		96.0%
Combined ratio excluding catastrophe losses and PPD	87.6%	78.3%	89.6%	91.3%	78.6%		88.0%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2017	Page 9

Chubb Limited

Consolidated Results - Three months ended September 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q3 2016

Net premiums written	$3,110	$1,011	$849	$1,940	$131	$—	$7,041	$532	$7,573
Net premiums earned	3,086	1,081	819	2,034	156	—	7,176	512	7,688
Adjusted losses and loss expenses	1,863	594	680	843	49	63	4,092	174	4,266
Policy benefits	—	—	—	—	—	—	—	155	155
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(22)	(22)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	346	128	48	503	42	—	1,067	127	1,194
Amortization of acquired UPR intangible - Chubb Corp	176	101	—	43	—	—	320	—	320
Administrative expenses	275	89	1	261	12	57	695	77	772

Underwriting income (loss)	426	169	90	384	53	(120)	1,002	1	1,003
Adjusted net investment income	477	53	5	152	67	5	759	71	830
Other income (expense) - operating (1)	(3)	(2)	—	6	—	(2)	(1)	(2)	(3)
Amortization (expense) benefit of purchased intangibles	—	(4)	(7)	(12)	—	20	(3)	(1)	(4)

Segment income (loss)	$900	$216	$88	$530	$120	$(97)	$1,757	$69	$1,826

Adjusted interest expense						(164)			(164)
Income tax expense						(306)			(306)

Operating income (loss)						(567)			1,356
Chubb integration and related expenses, net of $30 million tax benefit						(85)			(85)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $26 million tax benefit (2)						(53)			(53)
Adjusted net realized gains (losses), net of $27 million tax (3)						142			142

Net income (loss)						$(563)			$1,360

Combined ratio	86.2%	84.4%	88.9%	81.2%	66.3%		86.0%
Combined ratio excluding catastrophe losses and PPD	89.4%	78.8%	90.1%	91.1%	78.1%		88.9%
Underwriting income (loss) - As If	$452	$187	$90	$379	$53	$(120)	$1,041	$1	$1,042
Combined ratio - As If	85.3%	82.8%	88.9%	81.4%	66.3%		85.5%
Combined ratio excluding catastrophe losses and PPD - As If	88.6%	77.2%	90.1%	91.3%	78.1%		88.4%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2016	Page 10

Chubb Limited

Consolidated Results - Nine months ended September 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
YTD 2016

Net premiums written	$8,657	$3,113	$1,288	$6,012	$562	$—	$19,632	$1,575	$21,207
Net premiums earned	9,130	3,245	1,169	6,082	543	—	20,169	1,521	21,690
Adjusted losses and loss expenses	5,581	1,916	936	2,953	225	87	11,698	498	12,196
Policy benefits	—	—	—	—	—	—	—	427	427
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(22)	(22)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	768	300	77	1,399	142	—	2,686	386	3,072
Amortization of acquired UPR intangible - Chubb Corp	781	447	—	187	—	—	1,415	—	1,415
Administrative expenses	840	275	(1)	801	40	192	2,147	226	2,373

Underwriting income (loss)	1,160	307	157	742	136	(279)	2,223	6	2,229
Adjusted net investment income	1,371	155	15	445	199	21	2,206	207	2,413
Other income (expense) - operating (1)	6	(6)	—	16	3	(6)	13	(8)	5
Amortization (expense) benefit of purchased intangibles	—	(16)	(22)	(36)	—	60	(14)	(2)	(16)

Segment income (loss)	$2,537	$440	$150	$1,167	$338	$(204)	$4,428	$203	$4,631

Adjusted interest expense						(479)			(479)
Income tax expense						(719)			(719)

Operating income (loss)						(1,402)			3,433
Chubb integration and related expenses, net of $106 million tax benefit						(262)			(262)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $79 million tax benefit (2)						(178)			(178)
Adjusted net realized gains (losses), net of $22 million tax (3)						(468)			(468)

Net income (loss)						$(2,310)			$2,525

Combined ratio	87.3%	90.5%	86.6%	87.8%	75.0%		89.0%
Combined ratio excluding catastrophe losses and PPD	89.5%	81.4%	90.0%	91.5%	78.5%		89.5%
Underwriting income (loss) - As If	$1,291	$415	$157	$719	$136	$(282)	$2,436	$6	$2,442
Combined ratio - As If	86.2%	87.6%	86.6%	88.3%	75.0%		88.2%
Combined ratio excluding catastrophe losses and PPD - As If	88.4%	78.8%	90.0%	92.0%	78.5%		88.7%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2016	Page 11

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 13), North America Personal P&C Insurance segment (refer to page 14), Overseas General Insurance segment (refer to page 16), Global Reinsurance segment (refer to page 18), and Corporate (refer to page 20). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
Global P&C (Including Corporate and excluding Agriculture)
Global P&C Underwriting income
Gross premiums written	$7,839	$8,179	$7,684	$7,994	$7,681	$23,702	$22,560	$30,554
Net premiums written	6,437	6,655	6,125	6,349	6,192	19,217	18,344	24,693
Net premiums earned	6,382	6,378	6,252	6,378	6,357	19,012	19,000	25,378
Adjusted losses and loss expenses	5,307	3,674	3,669	3,757	3,412	12,650	10,762	14,519
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,307	1,292	1,284	1,144	1,019	3,883	2,609	3,753
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	144	320	—	1,415	1,559
Adjusted administrative expenses	638	627	609	722	694	1,874	2,148	2,870

Global P&C Underwriting income (loss)	$(870)	$785	$690	$611	$912	$605	$2,066	$2,677

Global P&C Underwriting income - As If				$628	$951		$2,279	$2,907

% Change versus prior year period
Net premiums written	4.0%	-1.2%	13.1%	82.0%	78.0%	4.8%	68.6%	71.8%
Net premiums earned	0.4%	-2.9%	2.9%	84.3%	81.6%	0.1%	82.0%	82.6%

Net premiums written constant $	4.0%	-0.6%	13.7%	83.1%	80.3%	5.2%	73.4%	75.8%
Net premiums earned constant $	0.3%	-2.3%	3.0%	85.3%	83.8%	0.3%	86.8%	86.4%

% Change versus prior year period - As If *
Net premiums written	4.0%	-1.2%	-2.3%	-2.8%	-6.7%	0.1%	-6.1%	-5.3%
Net premiums written constant $	4.0%	-0.6%	-1.9%	-2.0%	-5.5%	0.5%	-3.9%	-3.4%
Net premiums written constant $ excluding merger-related underwriting actions, accounting policy alignment, and one-time UPR transfer in 2016 (1)	3.3%	2.4%	2.3%	1.2%	-0.5%	2.7%	-1.6%	-1.0%

Combined ratio
Loss and loss expense ratio	83.1%	57.6%	58.7%	58.9%	53.7%	66.5%	56.6%	57.2%
Policy acquisition cost ratio	20.5%	20.3%	20.5%	20.2%	21.1%	20.4%	21.2%	20.9%
Administrative expense ratio	10.0%	9.8%	9.8%	11.3%	10.9%	9.9%	11.3%	11.4%

Combined ratio	113.6%	87.7%	89.0%	90.4%	85.7%	96.8%	89.1%	89.5%

Combined ratio excluding catastrophe losses and PPD	88.2%	87.4%	88.2%	89.7%	88.8%	87.9%	89.5%	89.5%

Combined ratio - As If
Loss and loss expense ratio - As If				58.9%	53.7%		56.6%	57.2%
Policy acquisition cost ratio - As If				20.0%	20.4%		20.2%	20.1%
Administrative expense ratio - As If				11.3%	10.9%		11.4%	11.4%

Combined ratio - As If				90.2%	85.0%		88.2%	88.7%

Combined ratio excluding catastrophe losses and PPD - As If				89.4%	88.2%		88.6%	88.8%

Other ratios
Net premiums written/gross premiums written	82%	81%	80%	79%	81%	81%	81%	81%

Expense ratio	30.5%	30.1%	30.3%	31.5%	32.0%	30.3%	32.5%	32.3%
Expense ratio excluding A&H	28.3%	28.2%	28.1%	29.5%	30.0%	28.2%	30.7%	30.4%

Catastrophe reinstatement premiums collected - pre-tax	$22	$—	$—	$1	$—	$22	$6	$7
Catastrophe losses - pre-tax	$1,910	$192	$201	$267	$143	$2,303	$781	$1,048
Favorable prior period development (PPD) - pre-tax	$(266)	$(170)	$(152)	$(218)	$(338)	$(588)	$(845)	$(1,063)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.0%	57.3%	57.9%	58.2%	56.9%	57.7%	57.1%	57.4%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $87 million in Q3 2017 and $472 million for YTD 2017, and by accounting policy alignment of $73 million for YTD 2017. In addition, Q3 2016 and YTD 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in the prior year.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Global P&C	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
North America Commercial P&C Insurance

Gross premiums written	$3,922	$4,078	$3,665	$4,109	$3,832	$11,665	$10,877	$14,986
Net premiums written	3,089	3,204	2,742	3,083	3,110	9,035	8,657	11,740
Net premiums earned	3,016	3,099	3,041	3,087	3,086	9,156	9,130	12,217
Losses and loss expenses	2,580	1,936	1,860	1,858	1,863	6,376	5,581	7,439
Policy acquisition costs (excluding amortization of acquired UPR intangible)	469	464	487	396	346	1,420	768	1,164
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	78	176	—	781	859
Administrative expenses	256	241	231	285	275	728	840	1,125

Underwriting income (loss)	(289)	458	463	470	426	632	1,160	1,630
Net investment income	497	490	478	489	477	1,465	1,371	1,860
Other income (expense) - operating	4	4	(4)	(4)	(3)	4	6	2

Segment income	$212	$952	$937	$955	$900	$2,101	$2,537	$3,492

Underwriting income - As If				$482	$452		$1,291	$1,773

Combined ratio
Loss and loss expense ratio	85.5%	62.5%	61.2%	60.2%	60.4%	69.6%	61.1%	60.9%
Policy acquisition cost ratio	15.5%	15.0%	16.0%	15.3%	16.9%	15.5%	17.0%	16.6%
Administrative expense ratio	8.6%	7.7%	7.6%	9.3%	8.9%	8.0%	9.2%	9.2%

Combined ratio	109.6%	85.2%	84.8%	84.8%	86.2%	93.1%	87.3%	86.7%

Combined ratio excluding catastrophe losses and PPD	88.7%	86.1%	87.9%	88.9%	89.4%	87.6%	89.5%	89.4%

Combined ratio - As If
Loss and loss expense ratio - As If				60.2%	60.4%		61.1%	60.9%
Policy acquisition cost ratio - As If				14.9%	16.0%		15.7%	15.5%
Administrative expense ratio - As If				9.3%	8.9%		9.4%	9.3%

Combined ratio - As If				84.4%	85.3%		86.2%	85.7%

Combined ratio excluding catastrophe losses and PPD - As If				88.5%	88.6%		88.4%	88.4%

Catastrophe reinstatement premiums expensed - pre-tax	$(3)	$—	$—	$—	$—	$(3)	$—	$—
Catastrophe losses - pre-tax	$868	$102	$83	$117	$90	$1,053	$331	$448
Favorable prior period development (PPD) - pre-tax (1)	$(236)	$(131)	$(179)	$(245)	$(187)	$(546)	$(533)	$(778)
Loss and loss expense ratio excluding catastrophe losses and PPD	65.2%	63.4%	64.4%	64.4%	63.8%	64.3%	63.5%	63.7%

% Change versus prior year period
Net premiums written	-0.6%	-1.3%	19.1%	97.9%	117.1%	4.4%	108.2%	105.4%
Net premiums earned	-2.3%	-1.6%	5.0%	116.6%	119.1%	0.3%	117.0%	116.9%

% Change versus prior year period - As If *
Net premiums written	-0.6%	-1.3%	-2.8%	-5.1%	-2.4%	-1.5%	-2.0%	-2.8%
Net premiums written excluding merger-related underwriting actions (2)	1.2%	1.3%	0.2%	-2.5%	0.0%	0.9%	-0.3%	-0.9%

Other ratios
Net premiums written/gross premiums written	79%	79%	75%	75%	81%	77%	80%	78%

Production by Size
Net Premiums Written
Major account & specialty (3)	$1,792	$1,959	$1,568	$1,880	$1,841	$5,319	$5,269	$7,149
Commercial (3)	1,297	1,245	1,174	1,203	1,269	3,716	3,388	4,591

Total	$3,089	$3,204	$2,742	$3,083	$3,110	$9,035	$8,657	$11,740

(1)	For Q3 2017, favorable prior period development is net of $39 million unfavorable net earned premium adjustments and $6 million of unfavorable expense adjustments. For YTD 2017, favorable prior period development is net of $42 million of unfavorable net earned premium adjustments, $6 million of unfavorable expense adjustments, and $9M of unfavorable reinstatement premium adjustments.
(2)	Net premiums written were adversely impacted by merger-related underwriting actions of $57 million in Q3 2017 and $225 million for YTD 2017.
(3)	Major account & specialty: principally large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

NA Commercial	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
North America Personal P&C Insurance

Gross premiums written	$1,338	$1,409	$1,145	$1,228	$1,323	$3,892	$3,666	$4,894
Net premiums written	1,194	1,255	984	1,040	1,011	3,433	3,113	4,153
Net premiums earned	1,117	1,093	1,086	1,074	1,081	3,296	3,245	4,319
Losses and loss expenses	1,062	683	633	642	594	2,378	1,916	2,558
Policy acquisition costs (excluding amortization of acquired UPR intangible)	226	230	217	174	128	673	300	474
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	45	101	—	447	492
Administrative expenses	61	66	65	88	89	192	275	363

Underwriting income (loss)	(232)	114	171	125	169	53	307	432
Net investment income	57	56	55	52	53	168	155	207
Other expense - operating	(1)	(1)	(1)	—	(2)	(3)	(6)	(6)
Amortization expense of purchased intangibles	(4)	(5)	(3)	(3)	(4)	(12)	(16)	(19)

Segment income (loss)	$(180)	$164	$222	$174	$216	$206	$440	$614

Underwriting income - As If				$133	$187		$415	$548

Combined ratio
Loss and loss expense ratio	95.1%	62.4%	58.3%	59.7%	54.9%	72.2%	59.1%	59.2%
Policy acquisition cost ratio	20.2%	21.1%	20.0%	20.4%	21.2%	20.4%	23.0%	22.4%
Administrative expense ratio	5.5%	6.1%	5.9%	8.2%	8.3%	5.8%	8.4%	8.4%

Combined ratio	120.8%	89.6%	84.2%	88.3%	84.4%	98.4%	90.5%	90.0%

Combined ratio excluding catastrophe losses and PPD	77.5%	79.3%	78.3%	82.9%	78.8%	78.3%	81.4%	81.8%

Combined ratio - As If
Loss and loss expense ratio - As If				59.7%	54.9%		58.7%	58.9%
Policy acquisition cost ratio - As If				19.7%	19.6%		20.4%	20.2%
Administrative expense ratio - As If				8.2%	8.3%		8.5%	8.5%

Combined ratio - As If				87.6%	82.8%		87.6%	87.6%

Combined ratio excluding catastrophe losses and PPD - As If				82.1%	77.2%		78.8%	79.6%

Catastrophe reinstatement premiums expensed - pre-tax	$(3)	$—	$—	$—	$—	$(3)	$—	$—
Catastrophe losses - pre-tax	$448	$77	$68	$51	$22	$593	$275	$326
Unfavorable (favorable) prior period development (PPD) - pre-tax	$32	$37	$(3)	$7	$38	$66	$20	$27
Loss and loss expense ratio excluding catastrophe losses and PPD	51.9%	52.1%	52.4%	54.3%	49.3%	52.1%	50.0%	51.0%

% Change versus prior year period
Net premiums written	18.0%	2.0%	13.0%	344.7%	263.4%	10.3%	225.0%	248.4%
Net premiums earned	3.4%	-4.0%	6.0%	311.9%	296.3%	1.6%	372.1%	355.5%

% Change versus prior year period - As If *
Net premiums written	18.0%	2.0%	1.3%	-4.8%	-16.4%	6.8%	-12.4%	-10.7%
Net premiums written excluding merger-related underwriting actions, and one-time UPR transfer in 2016 (1)	4.8%	8.0%	6.6%	1.8%	0.1%	6.5%	-7.0%	1.5%

Other ratios
Net premiums written/gross premiums written	89%	89%	86%	85%	76%	88%	85%	85%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $126 million for YTD 2017. In addition, Q3 2016 and YTD 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in the prior year.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

NA Personal	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
North America Agricultural Insurance

Gross premiums written	$1,303	$569	$167	$266	$1,240	$2,039	$1,921	$2,187
Net premiums written	926	403	61	40	849	1,390	1,288	1,328
Net premiums earned	898	344	14	147	819	1,256	1,169	1,316
Adjusted losses and loss expenses (1)	764	292	(73)	(38)	680	983	936	898
Policy acquisition costs	49	27	(1)	6	48	75	77	83
Administrative expenses	(1)	2	(5)	(5)	1	(4)	(1)	(6)

Underwriting income	86	23	93	184	90	202	157	341
Net investment income	6	6	6	5	5	18	15	20
Other expense - operating	—	(1)	—	(1)	—	(1)	—	(1)
Amortization expense of purchased intangibles	(8)	(7)	(7)	(7)	(7)	(22)	(22)	(29)

Segment income	$84	$21	$92	$181	$88	$197	$150	$331

Combined ratio
Loss and loss expense ratio	85.1%	85.2%	NM	-26.0%	83.0%	78.3%	80.1%	68.3%
Policy acquisition cost ratio	5.4%	7.7%	NM	3.9%	5.9%	6.0%	6.6%	6.3%
Administrative expense ratio	-0.1%	0.4%	NM	-3.3%	0.0%	-0.4%	-0.1%	-0.5%

Combined ratio	90.4%	93.3%	NM	-25.4%	88.9%	83.9%	86.6%	74.1%

Combined ratio excluding catastrophe losses and PPD	90.3%	91.1%	74.6%	-10.9%	90.1%	89.6%	90.0%	78.9%

Catastrophe losses - pre-tax	$5	$8	$5	$2	$1	$18	$17	$19
Favorable prior period development (PPD) - pre-tax (2)	$(4)	$—	$(79)	$(20)	$(11)	$(83)	$(52)	$(72)
Loss and loss expense ratio excluding catastrophe losses and PPD	84.9%	83.0%	75.8%	-16.9%	84.2%	83.9%	83.4%	72.4%

% Change versus prior year period
Net premiums written	9.0%	7.7%	-4.6%	-71.6%	15.2%	7.9%	6.9%	-1.3%
Net premiums earned	9.6%	5.4%	-41.6%	-39.1%	10.9%	7.4%	4.0%	-3.6%

Other ratios
Net premiums written/gross premiums written	71%	71%	37%	15%	68%	68%	67%	61%

(1)	Includes realized gains/losses on crop derivatives.
(2)	For YTD 2017, favorable prior period development is net of $61 million of unfavorable net earned premium adjustments and $4 million of favorable profit-sharing commissions.

NA Agriculture	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
Overseas General Insurance

Gross premiums written	$2,377	$2,464	$2,662	$2,542	$2,383	$7,503	$7,393	$9,935
Net premiums written	1,963	2,006	2,200	2,112	1,940	6,169	6,012	8,124
Net premiums earned	2,064	2,018	1,936	2,050	2,034	6,018	6,082	8,132
Losses and loss expenses	1,281	964	1,071	1,052	843	3,316	2,953	4,005
Policy acquisition costs (excluding amortization of acquired UPR intangible)	569	555	529	529	503	1,653	1,399	1,928
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	21	43	—	187	208
Administrative expenses	246	243	245	256	261	734	801	1,057

Underwriting income (loss)	(32)	256	91	192	384	315	742	934
Net investment income	164	148	148	155	152	460	445	600
Other income (expense) - operating	10	3	1	(5)	6	14	16	11
Amortization expense of purchased intangibles	(11)	(11)	(11)	(12)	(12)	(33)	(36)	(48)

Segment income	$131	$396	$229	$330	$530	$756	$1,167	$1,497

Underwriting income - As If				$189	$379		$719	$908

Combined ratio
Loss and loss expense ratio	62.1%	47.8%	55.3%	51.3%	41.5%	55.1%	48.6%	49.3%
Policy acquisition cost ratio	27.6%	27.5%	27.3%	26.9%	26.8%	27.5%	26.1%	26.3%
Administrative expense ratio	11.9%	12.0%	12.7%	12.4%	12.9%	12.2%	13.1%	12.9%

Combined ratio	101.6%	87.3%	95.3%	90.6%	81.2%	94.8%	87.8%	88.5%

Combined ratio excluding catastrophe losses and PPD	90.6%	91.2%	92.1%	91.2%	91.1%	91.3%	91.5%	91.5%

Combined ratio - As If
Loss and loss expense ratio - As If				51.3%	41.5%		48.7%	49.3%
Policy acquisition cost ratio - As If				27.1%	27.0%		26.4%	26.6%
Administrative expense ratio - As If				12.4%	12.9%		13.2%	13.0%

Combined ratio - As If				90.8%	81.4%		88.3%	88.9%

Combined ratio excluding catastrophe losses and PPD - As If				91.4%	91.3%		92.0%	91.9%

Catastrophe reinstatement premiums expensed - pre-tax	$(9)	$—	$—	$—	$—	$(9)	$—	$—
Catastrophe losses - pre-tax	$326	$10	$50	$72	$20	$386	$111	$183
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(108)	$(88)	$12	$(85)	$(223)	$(184)	$(338)	$(423)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.3%	51.6%	52.1%	51.9%	51.4%	51.7%	52.3%	52.2%

% Change versus prior year period
Net premiums written	1.2%	-1.2%	7.8%	33.2%	22.5%	2.6%	19.1%	22.5%
Net premiums earned	1.4%	-3.6%	-0.9%	30.2%	26.0%	-1.1%	24.2%	25.7%

Net premiums written constant $	1.2%	0.3%	9.4%	34.7%	25.8%	3.7%	26.2%	28.3%
Net premiums earned constant $	0.9%	-2.3%	-0.3%	31.4%	29.0%	-0.6%	30.9%	31.0%

% Change versus prior year period - As If *
Net premiums written	1.2%	-1.2%	-2.5%	1.6%	-5.7%	-0.9%	-6.7%	-4.7%
Net premiums written constant $	1.2%	0.3%	-1.2%	4.0%	-1.7%	0.0%	0.2%	1.2%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	2.7%	2.3%	4.2%	6.5%	0.7%	3.1%	1.3%	2.6%

Other ratios
Net premiums written/gross premiums written	83%	81%	83%	83%	81%	82%	81%	82%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $30 million in Q3 2017 and $111 million for YTD 2017, and by accounting policy alignment of $73 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Overseas General Insurance	Page 16

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

	3Q-17	3Q-16	% Change	Constant $ 3Q-16 (1)	C$ % Change ex Merger Actions (2)	YTD-17	YTD-16	% Change	Constant $ As If YTD-16 (1)	C$ % Change As If ex Merger Actions & Acct Policy (2)
Overseas General Insurance - Production by Region

Gross premiums written
Europe	$904	$945	-4.3%	$939	-2.5%	$3,227	$3,232	-0.2%	$3,304	-0.6%
Latin America	619	593	4.4%	600	7.0%	1,858	1,791	3.7%	1,855	5.3%
Asia	771	760	1.4%	755	1.7%	2,179	2,112	3.2%	2,144	3.2%
Other (3)	83	85	-2.4%	87	-4.6%	239	258	-7.4%	258	-7.4%

Total	$2,377	$2,383	-0.3%	$2,381	1.2%	$7,503	$7,393	1.5%	$7,561	1.7%

Net premiums written
Europe	$691	$712	-2.9%	$706	-0.4%	$2,447	$2,418	1.2%	$2,497	0.2%
Latin America	514	470	9.4%	480	11.9%	1,519	1,435	5.9%	1,486	8.8%
Asia	681	663	2.7%	659	2.8%	1,931	1,874	3.0%	1,903	3.6%
Other (3)	77	95	-18.9%	96	-19.8%	272	285	-4.6%	280	-2.9%

Total	$1,963	$1,940	1.2%	$1,941	2.7%	$6,169	$6,012	2.6%	$6,166	3.1%

(1)	Prior periods on a constant dollar basis.
(2)	Gross premiums written and net premiums written were adversely impacted by merger-related underwriting actions of $30 million each in Q3 2017, and by $104 million and $111 million, respectively, for YTD 2017. Additionally, accounting policy alignment adversely impacted YTD 2017 gross premiums written and net premiums written by $73 million each.
(3)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 17

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Global Reinsurance

Gross premiums written	$202	$228	$212	$115	$143	$642	$624	$739
Net premiums written	191	190	199	114	131	580	562	676
Net premiums earned	185	168	189	167	156	542	543	710
Losses and loss expenses	295	46	94	100	49	435	225	325
Policy acquisition costs	43	43	51	45	42	137	142	187
Administrative expenses	11	12	10	12	12	33	40	52

Underwriting income (loss) (1)	(164)	67	34	10	53	(63)	136	146
Net investment income	80	65	62	64	67	207	199	263
Other income (expense) - operating	3	(1)	—	1	—	2	3	4

Segment income (loss)	$(81)	$131	$96	$75	$120	$146	$338	$413

Combined ratio
Loss and loss expense ratio	158.2%	27.8%	49.6%	59.7%	31.3%	80.1%	41.5%	45.7%
Policy acquisition cost ratio	23.4%	25.7%	26.8%	26.6%	27.1%	25.3%	26.3%	26.3%
Administrative expense ratio	5.8%	6.7%	5.7%	7.7%	7.9%	6.1%	7.2%	7.5%

Combined ratio (1)	187.4%	60.2%	82.1%	94.0%	66.3%	111.5%	75.0%	79.5%

Combined ratio excluding catastrophe losses and PPD (1)	82.2%	77.0%	77.0%	78.8%	78.1%	78.6%	78.5%	78.6%

Catastrophe reinstatement premiums collected - pre-tax	$37	$—	$—	$1	$—	$37	$6	$7
Catastrophe losses - pre-tax	$268	$3	$—	$27	$11	$271	$64	$91
Unfavorable (favorable) prior period development (PPD) - pre-tax (2)	$(41)	$(31)	$8	$—	$(28)	$(64)	$(78)	$(78)
Loss and loss expense ratio excluding catastrophe losses and PPD	46.5%	44.4%	43.2%	44.2%	44.2%	44.6%	45.3%	45.0%

% Change versus prior year period
Net premiums written as reported	47.1%	-17.7%	-0.9%	4.0%	-29.4%	3.3%	-21.9%	-18.4%
Net premiums earned as reported	20.4%	-9.6%	-6.4%	-16.9%	-23.5%	0.0%	-16.4%	-16.5%

Net premiums written constant $	47.9%	-16.5%	0.2%	6.5%	-28.1%	4.5%	-20.7%	-17.1%
Net premiums earned constant $	20.0%	-8.1%	-5.5%	-15.6%	-22.2%	1.0%	-15.2%	-15.3%

% Change versus prior year period - As If *
Net premiums written	47.1%	-17.7%	-9.8%	3.0%	-29.8%	-0.2%	-22.0%	-18.8%
Net premiums written constant $	47.9%	-16.5%	-8.9%	5.5%	-28.5%	0.9%	-20.9%	-17.5%
Net premiums written constant $ excluding merger-related underwriting actions (3)	47.9%	-16.5%	-4.3%	5.5%	-25.0%	2.6%	-18.7%	-15.6%

Other ratios
Net premiums written/gross premiums written	95%	83%	94%	99%	91%	91%	90%	91%

(1)	Underwriting income, Combined ratio, and Combined ratio excluding catastrophe losses and PPD on an “As If” basis are the same as those presented above.
(2)	For Q3 2017, favorable prior period development is net of $3 million of net earned premium adjustments. For YTD 2017, favorable prior period development is gross of $4 million of net earned premium adjustments.
(3)	Net premiums written were adversely impacted by merger-related underwriting actions of $10 million for YTD 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Global Reinsurance	Page 18

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Life Insurance

Gross premiums written	$568	$557	$550	$577	$562	$1,675	$1,665	$2,242
Net premiums written	539	523	524	549	532	1,586	1,575	2,124
Net premiums earned	527	515	506	534	512	1,548	1,521	2,055
Losses and loss expenses	181	182	193	165	174	556	498	663
Policy benefits (1)	169	163	168	161	155	500	427	588
(Gains) losses from fair value changes in separate account assets (1)	(24)	(16)	(30)	11	(22)	(70)	(22)	(11)
Policy acquisition costs	132	130	114	123	127	376	386	509
Administrative expenses	77	77	72	81	77	226	226	307
Net investment income	78	77	75	76	71	230	207	283

Life Insurance underwriting income (2) (3)	70	56	64	69	72	190	213	282
Other expense - operating	(5)	(4)	(1)	(8)	(2)	(10)	(8)	(16)
Amortization expense of purchased intangibles	(1)	—	(1)	(1)	(1)	(2)	(2)	(3)

Segment income	$64	$52	$62	$60	$69	$178	$203	$263

% Change versus prior year period
Net premiums written	1.1%	-0.7%	1.6%	6.5%	8.1%	0.6%	6.2%	6.3%
Net premiums earned	2.8%	0.8%	1.6%	5.7%	6.7%	1.8%	5.5%	5.6%

Net premiums written constant $	1.1%	-1.0%	0.9%	6.9%	9.1%	0.3%	9.1%	8.5%
Net premiums earned constant $	2.8%	0.5%	0.7%	6.0%	7.6%	1.3%	8.4%	7.8%

% Change versus prior year period - As If *
Net premiums written	1.1%	-0.7%	1.3%	2.1%	3.4%	0.6%	1.4%	1.6%
Net premiums written constant $	1.1%	-1.0%	0.6%	2.4%	4.3%	0.3%	4.1%	3.7%
Net premiums written constant $ excluding merger-related underwriting actions (4)	2.9%	0.5%	3.7%			2.4%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Life Insurance underwriting income on an “As If” basis is the same as reported Life Insurance underwriting income shown above.
(4)	Net premiums written were adversely impacted by merger-related underwriting actions of $9 million in Q3 2017 and $33 million for YTD 2017.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	3Q-17	Constant $ 3Q-16 (6)	Constant $ % Change 3Q-17 vs. 3Q-16 (6)	YTD-17	Constant $ YTD-16 (6)	Constant $ % Change YTD-17 vs. YTD-16 (6)
International life insurance net premiums written	$203	$209	-3.0%	$600	$620	-3.2%
International life insurance deposits (5)	422	279	51.4%	1,048	767	36.7%

Total international life insurance net premiums written and deposits	$625	$488	28.1%	$1,648	$1,387	18.9%

(5)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(6)	Prior periods on a constant dollar basis.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Life Insurance	Page 19

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Corporate

Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Adjusted losses and loss expenses (1)	89	45	11	105	63	145	87	192
Policy acquisition costs	—	—	—	—	—	—	—	—
Adjusted administrative expenses (1)	64	65	58	81	57	187	192	273

Underwriting loss	(153)	(110)	(69)	(186)	(120)	(332)	(279)	(465)
Adjusted net investment income	11	13	12	4	5	36	21	25
Other expense - operating	(6)	(14)	(7)	(4)	(2)	(27)	(6)	(10)
Adjusted interest expense (1)	(162)	(160)	(166)	(167)	(164)	(488)	(479)	(646)
Amortization (expense) benefit of purchased intangibles (2)	(41)	(42)	(42)	20	20	(125)	60	80
Pension curtailment benefit (1)	—	—	—	113	—	—	—	113
Income tax (expense) benefit	61	(223)	(191)	(272)	(306)	(353)	(719)	(991)

Operating loss	(290)	(536)	(463)	(492)	(567)	(1,289)	(1,402)	(1,894)
Chubb integration and related expenses, net of tax	(36)	(50)	(74)	(94)	(85)	(160)	(262)	(356)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(50)	(52)	(55)	(66)	(53)	(157)	(178)	(244)
Adjusted net realized gains (losses), net of tax (3)	76	227	47	487	142	350	(468)	19

Net loss	$(300)	$(411)	$(545)	$(165)	$(563)	$(1,256)	$(2,310)	$(2,475)

Unfavorable prior period development (PPD) - pre-tax	$87	$43	$10	$105	$62	$140	$84	$189

Underwriting loss - As If				$(186)	$(120)		$(282)	$(468)

(1)	See non-GAAP financial measures.
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 20

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Losses and loss expenses incurred	5,335	1,066	4,269
Losses and loss expenses paid	(4,612)	(782)	(3,830)	90%
Other (incl. foreign exch. revaluation)	(195)	(4)	(191)

Balance at September 30, 2016	$61,347	$12,676	$48,671
Losses and loss expenses incurred	4,960	1,105	3,855
Losses and loss expenses paid	(5,425)	(1,045)	(4,380)	114%
Other (incl. foreign exch. revaluation)	(342)	(28)	(314)

Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69	% (1)
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Add net recoverable on paid losses	—	929	(929)

Balance including net recoverable on paid losses	$64,153	$14,799	$49,354

(1)	The losses and loss expenses incurred increased $2.1 billion in the quarter, reflecting the significant catastrophe events in the period and resulting in the 69% net paid to incurred ratio for Q3 2017.

Loss Reserve Rollforward	Page 21

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

	September 30	June 30	March 31	December 31
	2017	2017	2017	2016
Net Reinsurance Recoverable by Division

Reinsurance recoverable on paid losses and loss expenses
Active operations	$760	$690	$793	$686
Brandywine and Other Run-off	264	275	256	274

Total	$1,024	$965	$1,049	$960

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$12,844	$11,536	$11,799	$11,632
Brandywine and Other Run-off	1,269	1,192	1,255	1,285

Total	$14,113	$12,728	$13,054	$12,917

Gross reinsurance recoverable
Active operations	$13,604	$12,226	$12,592	$12,318
Brandywine and Other Run-off	1,533	1,467	1,511	1,559

Total	$15,137	$13,693	$14,103	$13,877

Provision for uncollectible reinsurance (1)
Active operations	$(195)	$(192)	$(191)	$(159)
Brandywine and Other Run-off	(143)	(143)	(143)	(141)

Total	$(338)	$(335)	$(334)	$(300)

Net reinsurance recoverable
Active operations	$13,409	$12,034	$12,401	$12,159
Brandywine and Other Run-off	1,390	1,324	1,368	1,418

Total	$14,799	$13,358	$13,769	$13,577

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.4 billion.

Reinsurance Recoverable	Page 22

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30		June 30		March 31		December 31
	2017		2017		2017		2016
Market Value
Fixed maturities available for sale	$83,686		$81,645		$80,806		$80,115
Fixed maturities held to maturity	10,365		10,560		10,604		10,670
Short-term investments	2,991		2,651		2,780		3,002

Total fixed maturities	$97,042		$94,856		$94,190		$93,787

Asset Allocation by Market Value
Treasury	$3,607	4%	$3,117	3%	$2,843	3%	$2,832	3%
Agency	596	1%	632	1%	664	1%	699	1%
Corporate and asset-backed	27,815	29%	28,064	30%	27,582	30%	26,944	29%
Mortgage-backed	16,669	17%	15,777	17%	15,500	16%	15,435	16%
Municipal	21,621	22%	22,263	23%	22,803	24%	22,768	24%
Non-U.S.	23,743	24%	22,352	23%	22,018	23%	22,107	24%
Short-term investments	2,991	3%	2,651	3%	2,780	3%	3,002	3%

Total fixed maturities	$97,042	100%	$94,856	100%	$94,190	100%	$93,787	100%

Credit Quality by Market Value
AAA	$15,411	16%	$15,411	16%	$15,523	16%	$15,746	17%
AA	36,947	38%	36,107	38%	35,866	39%	36,235	39%
A	18,427	19%	18,011	19%	17,700	19%	17,519	19%
BBB	12,862	13%	12,513	13%	12,524	13%	12,237	13%
BB	7,421	8%	7,151	8%	7,203	8%	6,993	7%
B	5,694	6%	5,390	6%	5,087	5%	4,814	5%
Other	280	0%	273	0%	287	0%	243	0%

Total fixed maturities	$97,042	100%	$94,856	100%	$94,190	100%	$93,787	100%

Cost/Amortized Cost
Fixed maturities available for sale	$82,254		$80,363		$79,957		$79,536
Fixed maturities held to maturity	10,160		10,371		10,519		10,644
Short-term investments	2,991		2,651		2,780		3,002

Subtotal fixed maturities	95,405		93,385		93,256		93,182
Equity securities	723		697		699		706
Other investments	4,429		4,410		4,271		4,270

Total investment portfolio	$100,557		$98,492		$98,226		$98,158

Avg. duration of fixed maturities	4.2 years		4.2 years		4.2 years		4.2 years
Avg. market yield of fixed maturities	2.7%		2.7%		2.8%		2.8%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.4%		3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investments	Page 23

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

Market Value at September 30, 2017
Agency residential mortgage-backed (RMBS)	$—	$13,744	$—	$—	$—	$13,744
Non-agency RMBS	2	4	58	4	27	95
Commercial mortgage-backed	2,817	13	—	—	—	2,830

Total mortgage-backed securities at market value	$2,819	$13,761	$58	$4	$27	$16,669

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2017

Asset-backed	$841	$59	$—	$—	$900
Banks	—	19	1,647	1,742	3,408
Basic Materials	—	—	104	235	339
Communications	—	165	281	1,308	1,754
Consumer, Cyclical	—	240	522	698	1,460
Consumer, Non-Cyclical	109	534	1,780	1,252	3,675
Diversified Financial Services	7	15	496	204	722
Energy	—	50	75	582	707
Industrial	—	326	513	543	1,382
Utilities	—	7	1,062	390	1,459
All Others	165	448	996	673	2,282

Total	$1,122	$1,863	$7,476	$7,627	$18,088

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Market Value at September 30, 2017

Asset-backed	$3	$2	$10	$15
Banks	23	—	—	23
Basic Materials	290	171	—	461
Communications	930	719	4	1,653
Consumer, Cyclical	1,129	668	67	1,864
Consumer, Non-Cyclical	756	1,279	43	2,078
Diversified Financial Services	168	130	8	306
Energy	462	232	5	699
Industrial	440	564	29	1,033
Utilities	260	93	3	356
All Others	554	658	27	1,239

Total	$5,015	$4,516	$196	$9,727

Investments 2	Page 24

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
September 30, 2017

Non-U.S. Government Securities

United Kingdom	$—	$1,494	$—	$—	$—	$1,494
Republic of Korea	—	1,045	—	—	—	1,045
Canada	973	—	—	—	—	973
Federative Republic of Brazil	—	—	—	—	848	848
Province of Ontario	—	9	666	—	—	675
United Mexican States	—	—	435	121	—	556
Province of Quebec	—	545	—	—	—	545
Kingdom of Thailand	—	—	517	—	—	517
Federal Republic of Germany	423	—	—	—	—	423
French Republic	—	345	—	—	—	345
Other Non-U.S. Government Securities	1,101	1,139	940	607	864	4,651

Total	$2,497	$4,577	$2,558	$728	$1,712	$12,072

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Corporate Securities

United Kingdom	$137	$96	$631	$963	$247	$2,074
Canada	86	181	384	492	331	1,474
United States (1)	2	85	158	343	370	958
France	10	31	504	261	31	837
Australia	107	153	367	145	21	793
Netherlands	83	11	381	208	45	728
Germany	167	50	119	250	24	610
Switzerland	38	19	127	154	19	357
Japan	—	34	275	11	3	323
China	—	—	259	51	11	321
Other Non-U.S. Corporate Securities	404	386	875	936	595	3,196

Total	$1,034	$1,046	$4,080	$3,814	$1,697	$11,671

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 25

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2017	Market Value	Rating
1	Wells Fargo & Co	$594	A
2	JP Morgan Chase & Co	509	A-
3	Anheuser-Busch InBev NV	447	A-
4	Goldman Sachs Group Inc	440	BBB+
5	AT&T Inc	408	BBB+
6	General Electric Co	397	AA-
7	Verizon Communications Inc	372	BBB+
8	Citigroup Inc	345	BBB+
9	Morgan Stanley	343	BBB+
10	Bank of America Corp	331	BBB+

Investments 4	Page 26

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$6	$—	$6	$134	$(39)	$95	$140	$(39)	$101
Fixed income derivatives	(14)	5	(9)	—	—	—	(14)	5	(9)
Public equity	4	—	4	36	(11)	25	40	(11)	29
Private equity	84	(15)	69	(27)	(1)	(28)	57	(16)	41

Total investment portfolio (1)	80	(10)	70	143	(51)	92	223	(61)	162
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(3)	—	(3)	—	—	—	(3)	—	(3)
Foreign exchange	15	2	17	665	(7)	658	680	(5)	675
Partially-owned entities (3)	2	—	2	—	—	—	2	—	2
Other (4)	(10)	—	(10)	(63)	12	(51)	(73)	12	(61)

Net gains (losses)	$84	$(8)	$76	$745	$(46)	$699	$829	$(54)	$775

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) include $5 million for fixed maturities, $1 million for public equity and $2 million for private equity.
(2)	The quarter includes $57 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized losses are primarily related to the company’s post-retirement programs.

	Three months ended September 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$27	$(8)	$19	195	(67)	$128	$222	$(75)	$147
Fixed income derivatives	1	2	3	—	—	—	1	2	3
Public equity	6	(3)	3	23	(1)	22	29	(4)	25
Private equity	59	(12)	47	(4)	(3)	(7)	55	(15)	40

Total investment portfolio (5)	93	(21)	72	214	(71)	143	307	(92)	215
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	44	—	44	—	—	—	44	—	44
Foreign exchange	29	(6)	23	(124)	(7)	(131)	(95)	(13)	(108)
Partially-owned entities (7)	—	—	—	—	—	—	—	—	—
Other	3	—	3	5	(1)	4	8	(1)	7

Net gains (losses)	$169	$(27)	$142	$95	$(79)	$16	$264	$(106)	$158

(5)	Other-than-temporary impairments for the quarter in realized gains (losses) include $7 million for fixed maturities, $1 million for public equity and $4 million for private equity.
(6)	The quarter includes $45 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 27

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$17	$(2)	$15	$813	$(275)	$538	$830	$(277)	$553
Fixed income derivatives	(24)	13	(11)	—	—	—	(24)	13	(11)
Public equity	10	(1)	9	79	(25)	54	89	(26)	63
Private equity	279	(42)	237	—	(7)	(7)	279	(49)	230

Total investment portfolio (1)	282	(32)	250	892	(307)	585	1,174	(339)	835
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	96	—	96	—	—	—	96	—	96
Foreign exchange	10	5	15	901	(14)	887	911	(9)	902
Partially-owned entities (3)	(6)	2	(4)	—	—	—	(6)	2	(4)
Other (4)	(7)	—	(7)	(118)	29	(89)	(125)	29	(96)

Net gains (losses)	$375	$(25)	$350	$1,675	$(292)	$1,383	$2,050	$(317)	$1,733

(1)	Year to date other-than-temporary impairments in realized gains (losses) include $15 million for fixed maturities, $9 million for public equity and $11 million for private equity.
(2)	Year to date includes $169 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized losses are primarily related to the company’s post-retirement programs.

	Nine months ended September 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(156)	$(2)	$(158)	$2,237	$(533)	$1,704	$2,081	$(535)	$1,546
Fixed income derivatives	(85)	14	(71)	—	—	—	(85)	14	(71)
Public equity	39	(14)	25	52	(10)	42	91	(24)	67
Private equity	73	(9)	64	(73)	—	(73)	—	(9)	(9)

Total investment portfolio (5)	(129)	(11)	(140)	2,216	(543)	1,673	2,087	(554)	1,533
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(358)	—	(358)	—	—	—	(358)	—	(358)
Foreign exchange	46	(12)	34	269	(18)	251	315	(30)	285
Partially-owned entities (7)	(5)	1	(4)	—	—	—	(5)	1	(4)
Other	—	—	—	8	—	8	8	—	8

Net gains (losses)	$(446)	$(22)	$(468)	$2,493	$(561)	$1,932	$2,047	$(583)	$1,464

(5)	Year to date other-than-temporary impairments in realized gains (losses) include $77 million for fixed maturities, $7 million for public equity and $7 million for private equity.
(6)	Year to date includes $88 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 28

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

					Legacy ACE
	September 30	June 30	March 31	December 31	December 31
	2017	2017	2017	2016	2015
Financial Debt:
Total short-term debt	$1,020	$922	$300	$500	$—
Total long-term debt (1)	11,559	11,667	12,300	12,610	9,389

Total financial debt	$12,579	$12,589	$12,600	$13,110	$9,389
Hybrid debt:
Total trust preferred securities	308	308	308	308	307

Total	$12,887	$12,897	$12,908	$13,418	$9,696

Capitalization:
Shareholders’ equity	$50,471	$50,349	$49,224	$48,275	$29,135
Hybrid debt	308	308	308	308	307
Financial debt	12,579	12,589	12,600	13,110	9,389

Total capitalization	$63,358	$63,246	$62,132	$61,693	$38,831

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.8%
Financial debt	19.9%	19.9%	20.3%	21.3%	24.2%

Total hybrid & financial debt	20.4%	20.4%	20.8%	21.8%	25.0%

Note: As of September 30, 2017, there was $0.2 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 29

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2017	2016	2017	2016
Numerator
Operating income (loss) to common shares	$(60)	$1,356	$2,295	$3,433
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(68)	(79)	(219)	(257)
Tax benefit on amortization adjustment	18	26	62	79
Chubb integration and related expenses, pre-tax	(50)	(115)	(233)	(368)
Tax benefit on Chubb integration and related expenses	14	30	73	106
Adjusted net realized gains (losses), pre-tax	84	169	375	(446)
Tax (expense) benefit on adjusted net realized gains (losses)	(8)	(27)	(25)	(22)

Net income (loss)	$(70)	$1,360	$2,328	$2,525

Rollforward of Common Shares Outstanding
Shares - beginning of period	465,375,141	465,012,980	465,968,716	324,563,441
Share Issuance for Chubb Acquisition	—	—	—	136,950,381
Repurchase of shares	(1,615,383)	—	(5,033,013)	—
Shares issued, excluding option exercises	148,087	34,510	1,939,627	2,504,257
Issued for option exercises	250,674	238,620	1,283,189	1,268,031

Shares - end of period	464,158,519	465,286,110	464,158,519	465,286,110

Denominator
Weighted average shares outstanding (2)	466,370,784	468,021,093	467,658,334	460,631,794
Effect of other dilutive securities (3)	—	3,375,269	3,961,572	3,439,017

Adj. wtd. avg. shares outstanding and assumed conversions	466,370,784	471,396,362	471,619,906	464,070,811

Basic earnings per share
Operating income (loss)	$(0.13)	$2.90	$4.91	$7.45
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	(0.11)	(0.34)	(0.39)
Chubb integration and related expenses, net of tax	(0.08)	(0.18)	(0.34)	(0.57)
Adjusted net realized gains (losses), net of tax	0.17	0.29	0.75	(1.01)

Net income (loss)	$(0.15)	$2.90	$4.98	$5.48

Diluted earnings per share
Operating income (loss) (3)	$(0.13)	$2.88	$4.87	$7.40
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	(0.11)	(0.33)	(0.39)
Chubb integration and related expenses, net of tax	(0.08)	(0.18)	(0.34)	(0.56)
Adjusted net realized gains (losses), net of tax	0.17	0.29	0.74	(1.01)

Net income (loss) (3)	$(0.15)	$2.88	$4.94	$5.44

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).
(3)	For the three months ended September 30, 2017, weighted-average shares outstanding used to calculate operating loss and net loss per share excludes the effect of dilutive securities of 3,820,673 shares. In periods where operating loss and net loss is recognized, inclusion of incremental dilution is anti-dilutive.

Earnings per share	Page 30

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	September 30 2017	June 30 2017	March 31 2017	December 31 2016	September 30 2016
Reconciliation of Book Value per Common Share

Shareholders’ equity	$50,471	$50,349	$49,224	$48,275	$48,372
Less: goodwill and other intangible assets, net of tax	20,274	19,994	20,013	20,019	20,332

Numerator for tangible book value per share	$30,197	$30,355	$29,211	$28,256	$28,040

Book value - % change over prior quarter	0.2%	2.3%	2.0%	-0.2%	2.4%
Tangible book value - % change over prior quarter	-0.5%	3.9%	3.4%	0.8%	5.5%

Denominator	464,158,519	465,375,141	467,223,019	465,968,716	465,286,110

Book value per common share	$108.74	$108.19	$105.35	$103.60	$103.96
Tangible book value per common share	$65.06	$65.23	$62.52	$60.64	$60.26

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$50,349	$49,224	$48,275	$48,372	$47,226
Operating income (loss)	(60)	1,180	1,175	1,283	1,356
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(50)	(52)	(55)	(66)	(53)
Chubb integration and related expenses, net of tax	(36)	(50)	(74)	(94)	(85)
Adjusted net realized gains (losses), net of tax (2)	76	227	47	487	142
Net unrealized gains (losses) on the investment portfolio	92	286	207	(1,487)	143
Repurchase of shares	(232)	(335)	(140)	—	—
Dividend declared on common shares	(331)	(332)	(324)	(324)	(323)
Cumulative translation	658	98	131	(375)	(131)
Postretirement benefit liability	(51)	(14)	(24)	353	4
Other (3)	56	117	6	126	93

	$50,471	$50,349	$49,224	$48,275	$48,372

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 31

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income (loss) on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses and adjusted administrative expenses are non-GAAP financial measures that exclude the one-time curtailment benefit related to the harmonization of the company’s U.S. pension plans. During the fourth quarter of 2016, the company harmonized and amended several U.S. retirement programs to create a unified retirement savings program which resulted in the one-time pension curtailment benefit. The portion of the benefit related to claims staff is excluded from adjusted losses and loss expenses with the remainder excluded from adjusted administrative expenses. We believe that excluding the impact of the one-time pension curtailment benefit provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item. Adjusted losses and loss expenses also includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and adjusted administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and adjusted administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on page 35.

P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) and the P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD are non-GAAP financial measures. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and adjusted administrative expenses. The denominator for both ratios includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our P&C expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment of acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the interest expense on the $5.3 billion senior notes issued in November 2015 until the closing of the Chubb Corp acquisition on January 14, 2016. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Operating income (loss) is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration and related expenses due to the size and complexity of this acquisition. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income (loss) should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on net realized gains (losses) included in other income (expense) related to partially owned entities, tax on Chubb integration and related expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator excludes these same items, before tax. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 31. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

2016 “As If” company measures presented throughout this section are prepared inclusive of the first 14 days of January 2016 prior to the acquisition close and exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs as a result of purchase accounting in order to present the underlying profitability of our insurance business. We believe these non-GAAP measures provide visibility into our results and trends in our business by allowing for a better assessment and comparability to our historical results. These measures are consistent with how management evaluates results.

Net premiums written excluding merger-related underwriting actions, accounting policy alignment, and one-time UPR transfer in 2016 is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related underwriting actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We also exclude a merger-related accounting policy alignment adjustment and a one-time unearned premium reserve (UPR) transfer in 2016. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 32

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income (loss)

The following table presents the reconciliation of Net income (loss) to Operating income (loss):

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
Net income (loss), as reported	$(70)	$1,305	$1,093	$1,610	$1,360	$2,328	$2,525	$4,135
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(68)	(72)	(79)	(88)	(79)	(219)	(257)	(345)
Tax benefit on amortization adjustment	18	20	24	22	26	62	79	101
Chubb integration and related expenses, pre tax	(50)	(72)	(111)	(131)	(115)	(233)	(368)	(499)
Tax benefit on Chubb integration and related expenses	14	22	37	37	30	73	106	143
Adjusted net realized gains (losses)	(5)	103	(7)	371	97	91	(511)	(140)
Net realized gains (losses) related to unconsolidated entities (2)	89	143	52	162	72	284	65	227
Tax (expense) benefit on adjusted net realized gains (losses)	(8)	(19)	2	(46)	(27)	(25)	(22)	(68)

Operating income (loss)	$(60)	$1,180	$1,175	$1,283	$1,356	$2,295	$3,433	$4,716

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of Net income (loss) to P&C and Global P&C Underwriting income (loss):

						YTD	YTD	Full Year
	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	2017	2016	2016
Net income (loss)	$(70)	$1,305	$1,093	$1,610	$1,360	$2,328	$2,525	$4,135
Income tax expense (benefit)	(85)	200	128	259	277	243	556	815
Net realized (gains) losses related to unconsolidated entities	(89)	(143)	(52)	(162)	(72)	(284)	(65)	(227)
Adjusted realized (gains) losses	5	(103)	7	(371)	(97)	(91)	511	140
Amortization of fair value adjustment of acquired invested assets and long-term debt	68	72	79	88	79	219	257	345
Chubb integration and related expenses	50	72	111	131	115	233	368	499
Adjusted interest expense	162	160	166	167	164	488	479	646
Pension curtailment benefit	—	—	—	(113)	—	—	—	(113)

Consolidated segment income	41	1,563	1,532	1,609	1,826	3,136	4,631	6,240
Less: Life Insurance segment income	64	52	62	60	69	178	203	263

P&C segment income (loss)	(23)	1,511	1,470	1,549	1,757	2,958	4,428	5,977
Less: amortization expense of purchased intangibles (excluding Life Insurance)	64	65	63	2	3	192	14	16
Less: other (income) expense - operating (excluding Life Insurance)	(10)	10	11	13	1	11	(13)	—
Less: adjusted net investment income (excluding Life Insurance)	(815)	(778)	(761)	(769)	(759)	(2,354)	(2,206)	(2,975)

P&C Underwriting income (loss) (Including Corporate and excluding Life Insurance)	(784)	808	783	795	1,002	807	2,223	3,018
Less: Agricultural Insurance Underwriting income	86	23	93	184	90	202	157	341

Global P&C Underwriting income (loss) (Including Corporate and excluding Agriculture)	$(870)	$785	$690	$611	$912	$605	$2,066	$2,677

Reconciliation Non-GAAP 2	Page 33

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income (loss): The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to The Chubb Corp acquisition on January 14, 2016. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

	3Q-17	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Net income (loss)	$(70)	$1,360	$2,328	$2,525	$4,135
Operating income (loss)	$(60)	$1,356	$2,295	$3,433	$4,716

Equity - beginning of period, as reported	$50,349	$47,226	$48,275	$29,135	$29,135
Add: weighted average impact of equity issuance	—	—	—	14,734	14,931
Less: unrealized gains (losses) on investments, net of deferred tax	1,551	2,404	1,058	874	874

Equity - beginning of period, as adjusted	$48,798	$44,822	$47,217	$42,995	$43,192

Equity - end of period, as reported	$50,471	$48,372	$50,471	$48,372	$48,275
Less: weighted average impact of equity issuance	—	—	—	793	596
Less: unrealized gains (losses) on investments, net of deferred tax	1,643	2,547	1,643	2,547	1,058

Equity - end of period, as adjusted	$48,828	$45,825	$48,828	$45,032	$46,621

Weighted average equity, as reported	$50,410	$47,799	$49,373	$45,724	$45,873
Weighted average equity, as adjusted	$48,813	$45,324	$48,023	$44,014	$44,907
Operating ROE	-0.5%	12.0%	6.4%	10.4%	10.5%
ROE	-0.6%	11.4%	6.3%	7.4%	9.0%

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Tax expense (benefit), as reported	$(85)	$200	$128	$259	$277	$243	$556	$815
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(18)	(20)	(24)	(22)	(26)	(62)	(79)	(101)
Tax benefit on Chubb integration and related expenses	(14)	(22)	(37)	(37)	(30)	(73)	(106)	(143)
Tax expense (benefit) on adjusted net realized gains (losses)	8	19	(2)	46	27	25	22	68

Tax expense (benefit), adjusted	$(61)	$223	$191	$272	$306	$353	$719	$991

Income (loss) before tax, as reported	$(155)	$1,505	$1,221	$1,869	$1,637	$2,571	$3,081	$4,950
Less: amortization of fair value of acquired invested assets and debt (1)	(68)	(72)	(79)	(88)	(79)	(219)	(257)	(345)
Less: Chubb integration and related expenses	(50)	(72)	(111)	(131)	(115)	(233)	(368)	(499)
Less: adjusted realized gains (losses)	(5)	103	(7)	371	97	91	(511)	(140)
Less: realized gains (losses) related to unconsolidated entities	89	143	52	162	72	284	65	227

Operating income (loss) before tax	$(121)	$1,403	$1,366	$1,555	$1,662	$2,648	$4,152	$5,707

Effective tax rate	54.7%	13.3%	10.5%	13.8%	17.0%	9.4%	18.1%	16.5%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	8.6%	0.6%	1.0%	0.5%	0.7%	1.4%	0.9%	0.8%
Adjustment for tax impact of Chubb integration and related expenses	6.6%	0.8%	1.7%	1.0%	0.6%	1.7%	1.1%	1.1%
Adjustment for tax impact of adjusted net realized gains (losses)	-19.0%	1.3%	0.8%	2.3%	0.1%	0.8%	-2.8%	-1.0%

Operating effective tax rate	50.9%	16.0%	14.0%	17.6%	18.4%	13.3%	17.3%	17.4%

(1)	Related to the acquisition of The Chubb Corporation

Reconciliation Non-GAAP 3	Page 34

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes all internal and external costs directly related to the integration activities of The Chubb Corp acquisition, consisting primarily of personnel-related expenses, including severance and employee retention and relocation; consulting fees; and advisor fees. Chubb integration and related expenses also include interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to The Chubb Corp acquisition from operating income (loss) due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income (loss) because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within operating income (loss). These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Chubb integration expenses, net of tax	$36	$50	$74	$94	$85	$160	$258	$352
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	—	—	—	—	—	4	4

Chubb integration and related expenses, net of tax	36	50	74	94	85	160	262	356
Tax benefit	14	22	37	37	30	73	106	143

Chubb integration and related expenses, pre-tax	$50	$72	$111	$131	$115	$233	$368	$499

P&C combined ratio

The following table presents the reconciliation of combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations. The P&C combined ratio also excludes the one-time pension curtailment benefit of $113 million recognized in the fourth quarter of 2016. We believe that excluding the impact of the one-time pension curtailment provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item.

	3Q-17	2Q-17	1Q-17	4Q-16	3Q-16	YTD 2017	YTD 2016	Full Year 2016
Combined ratio	110.7%	88.0%	87.5%	86.0%	86.0%	96.0%	89.0%	88.3%
Less: impact of pension curtailment benefit	0.0%	0.0%	0.0%	1.7%	0.0%	0.0%	0.0%	0.4%
Add: impact of gains and losses on crop derivatives	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%

P&C combined ratio	110.8%	88.0%	87.5%	87.8%	86.0%	96.0%	89.0%	88.7%

Reconciliation Non-GAAP 4	Page 35

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for YTD 2016:

	YTD 2016		YTD 2016
Numerator		Denominator
Operating income as reported	$3,433	Weighted average shares outstanding and assumed conversions	464,070,811
Add: 14-day stub period income		Impact of shares issued in connection with Chubb Corp acquisition	6,719,638
Underwriting income	44	As If adjusted weighted average shares outstanding	470,790,449
Net investment income	45
Interest expense	(9)	Diluted earnings per share, including 14 day stub period
Income tax expense	(20)	Operating income per share	$7.42

Total 14-day stub period income	60	Net income per share	$5.49

As If operating income, including 14 day stub period	$3,493

Net income as reported	$2,525
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$2,585

Reconciliation Non-GAAP 5	Page 36

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following tables presents the reconciliation of reported underwriting income (loss) for each segment to underwriting income (loss) on an “As If” basis.

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q3 2016

Underwriting income (loss)	$426	$169	$90	$384	$53	$(120)	$1,002	$1	$1,003
Less: amortization of acquired UPR intangible - Chubb Corp	176	101	—	43	—	—	320	—	320
Add: elimination of DAC benefit - Chubb Corp	(150)	(83)	—	(48)	—	—	(281)	—	(281)

Underwriting income (loss) - As If	$452	$187	$90	$379	$53	$(120)	$1,041	$1	$1,042

Q4 2016

Underwriting income (loss)	$470	$125	$184	$192	$10	$(186)	$795	$(7)	$788
Less: amortization of acquired UPR intangible - Chubb Corp	78	45	—	21	—	—	144	—	144
Add: elimination of DAC benefit - Chubb Corp	(66)	(37)	—	(24)	—	—	(127)	—	(127)

Underwriting income (loss) - As If	$482	$133	$184	$189	$10	$(186)	$812	$(7)	$805

YTD 2016

Underwriting income (loss)	$1,160	$307	$157	$742	$136	$(279)	$2,223	$6	$2,229
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	781	447	—	187	—	—	1,415	—	1,415
Add: elimination of DAC benefit - Chubb Corp	(663)	(369)	—	(214)	—	—	(1,246)	—	(1,246)

Underwriting income (loss) - As If	$1,291	$415	$157	$719	$136	$(282)	$2,436	$6	$2,442

Full Year 2016

Underwriting income (loss)	$1,630	$432	$341	$934	$146	$(465)	$3,018	$(1)	$3,017
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	859	492	—	208	—	—	1,559	—	1,559
Add: elimination of DAC benefit - Chubb Corp	(729)	(406)	—	(238)	—	—	(1,373)	—	(1,373)

Underwriting income (loss) - As If	$1,773	$548	$341	$908	$146	$(468)	$3,248	$(1)	$3,247

Reconciliation Non-GAAP 6	Page 37

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding both the life business and the one-time pension curtailment benefit in Q4 2016 and including realized gains and losses on crop derivatives.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration and related expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration and related expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 38